                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                August 30, 1998

                        THE GENLYTE GROUP INCORPORATED
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)



          0-16960                                       22-2584333
  (Commission File Number)                  (IRS Employer Identification No.)


      2345 Vauxhall Road
      P.O. Box 3148
      Union, New Jersey                              07083-1948
  (Address of principal executive offices)           (Zip Code)



              Registrant's telephone number, including area code
                                 (908)964-7000
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  This report amends the Current Report on Form 8-K filed by The Genlyte Group
Incorporated ("Genlyte" or "Registrant") on September 11, 1998 (the "Original Form 8-K").

ITEM 7.  Financial Statements and Exhibits.

  The Original Form 8-K is hereby amended to include the following financial statements.

  (a) Financial Statements of Business Acquired.

      (i)     Report of Independent Auditors, dated May 8, 1998./(1)/

      (ii)    Independent Auditors' Report, dated February 7, 1996./(1)/

      (iii) Combined Statements of Operations of Thomas Industries Inc. Lighting Group for the years ended December 31, 1997, 1996 and 1995./(1)/

      (iv) Combined Balance Sheets of Thomas Industries Inc. Lighting Group as of December 31, 1997 and 1996./(1)/

      (v) Combined Statements of Equity of Thomas Industries Inc. Lighting Group for the years ended December 31, 1997, 1996 and 1995./(1)/

      (vi) Combined Statements of Cash Flows of Thomas Industries Inc. Lighting Group for the years ended December 31, 1997, 1996 and 1995./(1)/

      (vii)   Notes to Combined Financial Statements./(1)/

  (b) Pro Forma Financial Information.

      (i)     Unaudited Genlyte Pro Forma Consolidated Financial Statements.

      (ii) Unaudited Genlyte Pro Forma Consolidated Statement of Income for the six months ended July 4, 1998.

---------------------------
/(1)/ Incorporated herein by reference to Joint Proxy Statement of Registrant for Special Meeting of Stockholders held on August 27, 1998.

       (iii) Unaudited Genlyte Pro Forma Consolidated Statement of Income for the year ended December 31, 1997./(1)/

       (iv) Notes to Unaudited Genlyte Pro Forma Consolidated Statements of Income.

       (v) Unaudited Genlyte Pro Forma Consolidated Balance Sheet as of July 4, 1998.

       (vi)   Notes to Unaudited Genlyte Pro Forma Consolidated Balance
              Sheet.

       (vii) Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Financial Statements.

       (viii) Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Statements of Income for the six months ended July 4, 1998.

       (ix) Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Statement of Income for the year ended December 31, 1997./(1)/

       (x) Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Balance Sheet as of July 4, 1998.

       (xi) Notes to Genlyte Thomas Group LLC Unaudited Pro Forma Consolidated Financial Statements.

 (c)   See Exhibit Index.




---------------------
/(1)/ Incorporated herein by reference to Joint Proxy Statement of Registrant for Special Meeting of Stockholders held on August 27, 1998.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE GENLYTE GROUP INCORPORATED
                                                (Registrant)



Dated:  November __, 1998                       By:____________________________
                                                     Larry K. Powers, President
                                                     and Chief Executive Officer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                             Description of Document
-----------                             -----------------------

23.1                                    Consent of Ernst & Young LLP

23.2                                    Consent of KPMG Peat Marwick LLP

99.1 Combined Statements of Operations of Thomas Industries Inc. Lighting Group for the years ended December 31, 1997, 1996 and 1995.

99.2 Combined Balance Sheets of Thomas Industries Inc. Lighting Group as of December 31, 1997 and 1996.

99.3 Combined Statements of Equity of Thomas Industries Inc. Lighting Group for the years ended December 31, 1997, 1996 and 1995.

99.4 Combined Statements of Cash Flows of Thomas Industries Inc. Lighting Group for the years ended December 31, 1997, 1996 and 1995.

99.5                                    Notes to Combined Financial Statements.

99.6                                    Unaudited Genlyte Pro Forma Consolidated
                                        Financial Statements.

99.7 Unaudited Genlyte Pro Forma Consolidated Statement of Income for the six months ended July 4, 1998.

99.8 Unaudited Genlyte Pro Forma Consolidated Statement of Income for the year ended December 31, 1997.

99.9                                    Notes to Unaudited Genlyte Pro Forma
                                        Consolidated Statements of Income.

99.10                                   Unaudited Genlyte Pro Forma Consolidated
                                        Balance Sheet as of July 4, 1998.

99.11                                   Notes to Unaudited Genlyte Pro Forma
                                        Consolidated Balance Sheet.

99.12 Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Financial Statements.

99.13 Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Statements of Income for the six months ended July 4, 1998.

99.14 Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Statement of Income for the year ended December 31, 1997.

99.15 Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Balance Sheet as of July 4, 1998.

99.16                                   Notes to Unaudited Pro Forma
                                        Consolidated Financial Statements.